UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

NorthStar Asset Management Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36301 (Commission File Number)	46-4591526 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.
(a) NorthStar Asset Management Group Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders on May 27, 2015 (the “Meeting”).  At the close of business on April 8, 2015, the record date for the Meeting, there were 193,850,102 shares of the Company’s common stock issued, outstanding and eligible to vote.  Holders of 172,556,420 shares of common stock, representing a like number of votes, were present at the Meeting, either in person or by proxy.

(b)   Matters voted upon by stockholders at the Meeting were:

Proposal 1.    At the Meeting, the following individuals were elected to the Company’s Board of Directors to serve until the 2016 annual meeting of stockholders and until his or her successor is duly elected and qualified, by the following vote:

Director Nominees	For	Withheld	Broker Non-Vote
David T. Hamamoto	145,007,848	2,767,551	24,781,021
Stephen E. Cummings	130,187,929	17,587,470	24,781,021
Judith A. Hannaway	118,530,726	29,244,673	24,781,021
Oscar Junquera	145,689,865	2,085,534	24,781,021
Justin Metz	145,663,661	2,111,738	24,781,021
Wesley D. Minami	130,180,268	17,595,131	24,781,021
Louis J. Paglia	119,990,866	27,784,533	24,781,021

Proposal 2.    At the Meeting, stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, by the following vote:

For	Against	Abstained	Broker Non-Vote
87,370,911	60,155,767	248,690	24,781,052

Proposal 3.   At the Meeting, stockholders adopted a resolution approving, on a non-binding, advisory basis, holding future advisory votes on named executive officer compensation on an annual basis, by the following vote:

1 year	2 years	3 years	Abstain	Broker Non-Vote
139,611,386	230,777	7,244,868	688,337	24,781,052

Proposal 4.    At the Meeting, stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, by the following vote:

For	Against	Abstained
171,148,246	1,137,291	270,883

(d)   The Company currently intends to hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Asset Management Group Inc. (Registrant)

Date: May 29, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

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